                                AMENDMENT NO. 17
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

        The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 31, 2006, as follows:

        WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Structured Core Fund, AIM Structured Growth Fund, AIM Structured Value Fund, AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund;

        NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

        The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.


                                                                  MAXIMUM
        AIM COUNSELOR SERIES TRUST                                 ASSET
        --------------------------                                 BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Advantage Health Sciences Fund                         0.75%          0.25%            1.00%
        AIM Multi-Sector Fund                                      0.75%          0.25%            1.00%
        AIM Structured Core Fund                                   0.75%          0.25%            1.00%
        AIM Structured Growth Fund                                 0.75%          0.25%            1.00%
        AIM Structured Value Fund                                  0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM EQUITY FUNDS                                           BASED         MAXIMUM          MAXIMUM
        ----------------                                           SALES         SERVICE         AGGREGATE
                                                                  CHARGE           FEE              FEE
        PORTFOLIO - CLASS C SHARES                                -------        -------         ---------
        [AIM Aggressive Growth Fund                                0.75%          0.25%           1.00%]
        [AIM Blue Chip Fund                                        0.75%          0.25%           1.00%]
        AIM Capital Development Fund                               0.75%          0.25%           1.00%
        AIM Charter Fund                                           0.75%          0.25%           1.00%
        AIM Constellation Fund                                     0.75%          0.25%           1.00%
        AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
        AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
        AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
        [AIM Mid Cap Growth Fund                                   0.75%          0.25%           1.00%]
        AIM Select Basic Value Fund                                0.75%          0.25%           1.00%
        [AIM Weingarten Fund                                       0.75%          0.25%           1.00%]

                                                                  MAXIMUM
                                                                   ASSET
        AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
        ---------------                                            SALES         SERVICE         AGGREGATE
                                                                  CHARGE           FEE              FEE
        PORTFOLIO - CLASS C SHARES                                -------        -------         ---------
        AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
        AIM European Small Company Fund                            0.75%          0.25%            1.00%
        AIM Global Value Fund                                      0.75%          0.25%            1.00%
        AIM International Small Company Fund                       0.75%          0.25%            1.00%
        AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
        [AIM Premier Equity Fund                                   0.75%          0.25%            1.00%]
        AIM Select Equity Fund                                     0.75%          0.25%            1.00%
        AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
        -----------------                                          SALES         SERVICE         AGGREGATE
                                                                  CHARGE           FEE              FEE
        PORTFOLIO - CLASS C SHARES                                -------        -------         ---------
        AIM Basic Value Fund                                       0.75%          0.25%           1.00%
        AIM Conservative Allocation Fund                           0.75%          0.25%           1.00%
        AIM Global Equity Fund                                     0.75%          0.25%           1.00%
        AIM Growth Allocation Fund                                 0.75%          0.25%           1.00%
        AIM Income Allocation Fund                                 0.75%          0.25%           1.00%
        AIM International Allocation Fund                          0.75%          0.25%           1.00%
        AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
        AIM Moderate Allocation Fund                               0.75%          0.25%           1.00%
        AIM Moderate Growth Allocation Fund                        0.75%          0.25%           1.00%
        AIM Moderately Conservative Allocation Fund                0.75%          0.25%           1.00%
        AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%

                                                                  MINIMUM
        AIM INTERNATIONAL MUTUAL FUNDS                             ASSET
        ------------------------------                             BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
        AIM European Growth Fund                                   0.75%          0.25%            1.00%
        AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
        AIM Global Growth Fund                                     0.75%          0.25%            1.00%
        AIM International Core Equity Fund                         0.75%          0.25%            1.00%
        AIM International Growth Fund                              0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
        --------------------                                      SALES         SERVICE         AGGREGATE
                                                                  CHARGE           FEE              FEE
        PORTFOLIO - CLASS C SHARES                                -------       --------        ---------
        AIM China Fund                                             0.75%          0.25%            1.00%
        AIM Developing Markets Fund                                0.75%          0.25%            1.00%
        AIM Enhanced Short Bond Fund                               0.75%          0.25%            1.00%
        AIM Global Health Care Fund                                0.75%          0.25%            1.00%
        AIM International Bond Fund                                0.75%          0.25%            1.00%
        AIM Japan Fund                                             0.75%          0.25%            1.00%
        AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%
        AIM Trimark Fund                                           0.75%          0.25%            1.00%
        AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%


                                                                  MAXIMUM
        AIM INVESTMENT SECURITIES FUNDS                            ASSET
        -------------------------------                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Global Real Estate Fund                                0.75%          0.25%            1.00%
        AIM High Yield Fund                                        0.75%          0.25%            1.00%
        AIM Income Fund                                            0.75%          0.25%            1.00%
        AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
        AIM Money Market Fund                                      0.75%          0.25%            1.00%
        AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
        AIM Real Estate Fund                                       0.75%          0.25%            1.00%
        AIM Short Term Bond Fund                                   0.75%          0.25%            1.00%
        AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM SECTOR FUNDS                                           BASED         MAXIMUM          MAXIMUM
        ----------------                                           SALES         SERVICE         AGGREGATE
                                                                  CHARGE           FEE              FEE
        PORTFOLIO - CLASS C SHARES                                -------        -------         ---------
        AIM Energy Fund                                            0.75%          0.25%            1.00%
        AIM Financial Services Fund                                0.75%          0.25%            1.00%
        AIM Gold & Precious Metals Fund                            0.75%          0.25%            1.00%
        AIM Leisure Fund                                           0.75%          0.25%            1.00%
        AIM Technology Fund                                        0.75%          0.25%            1.00%
        AIM Utilities Fund                                         0.75%          0.25%            1.00%


                                                                  MAXIMUM
        AIM SPECIAL OPPORTUNITIES FUNDS                            ASSET
        -------------------------------                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
        AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
        AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM STOCK FUNDS                                            BASED         MAXIMUM          MAXIMUM
        ---------------                                            SALES         SERVICE         AGGREGATE
                                                                  CHARGE           FEE              FEE
        PORTFOLIO - CLASS C SHARES                                -------        -------         ---------
        AIM Dynamics Fund                                          0.75%          0.25%            1.00%
        [AIM Small Company Growth Fund                             0.75%          0.25%            1.00%]

                                                                  MAXIMUM
                                                                   ASSET
                                                                   BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        AIM SUMMIT FUND                                           CHARGE           FEE              FEE
        ---------------                                           -------        -------         ---------
        Class C Shares                                             0.75%          0.25%            1.00%


                                                                  MAXIMUM
        AIM TAX-EXEMPT FUNDS                                       ASSET
        --------------------                                       BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM High Income Municipal Fund                             0.75%          0.25%            1.00%


* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  March 31, 2006